Fees Summary	Nov. 26, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,710.94
Total Transaction Valuation	19,630,278.00
Total Offset Amount	0.00
Net Fee	$ 2,710.94